Exhibit 99.1

FOR IMMEDIATE RELEASE	April 23, 2003

Baltimore, Maryland

MERCANTILE BANKSHARES REPORTS FIRST QUARTER RESULTS

Edward J. Kelly, III, Chairman, President and Chief Executive Officer of Mercantile Bankshares Corporation (Nasdaq: MRBK), today reported that, for the quarter ended March 31, 2003, diluted net income per share was $.71, an increase of 7.6% over the $.66 reported for the first quarter last year. Net income for the quarter ended March 31, 2003 was $48,986,000, a 6.1% increase over net income of $46,175,000 for the same period in 2002. Weighted average shares outstanding decreased from 70,427,000 for the quarter ended March 31, 2002, to 69,190,000 for the quarter ended March 31, 2003.

Mr. Kelly stated: “We posted another solid performance in the first quarter notwithstanding the persistence of difficult economic and political conditions. I am particularly pleased that our credit quality has held up so well in this environment and that we have been able to achieve steady growth in loans, deposits and earnings.”

Net interest income for the quarter ended March 31, 2003 increased 3.7% to $111,126,000 from $107,188,000 for the first quarter last year. The growth in net interest income was attributable to 6.2% growth in average loans and 12.8% growth in average securities. The net interest margin increased 2 basis points (bp) to 4.57% from the 4.55% reported in the fourth quarter 2002. The improvement in the net interest margin from the fourth quarter 2002 is attributable to a shift in the mix of earning assets achieved through growth in the loan and securities portfolios and a reduction in low-yielding federal funds sold. On a year-over-year basis, however, the net interest margin declined by 15 bp.

At March 31, 2003, nonperforming assets decreased $6,054,000 from December 31, 2002, to $27,449,000 or .37% of period-end loans and other real estate owned. The comparable nonperforming asset ratios were .46% and .74%, at December 31, 2002 and March 31, 2002, respectively.

(continued)

MERCANTILE BANKSHARES CORPORATION

The level of “monitored” loans, or loans with characteristics suggesting that they could be classified as nonperforming in the near future, increased by $10,067,000 during the quarter. At March 31, 2003, monitored loans were $34,917,000 compared to $24,850,000 at December 31, 2002. The increase is attributable to one longstanding commercial loan customer at the lead bank. The customer, which is involved in the construction equipment business, has two asset-based loans totaling approximately $11,800,000. The largest component of monitored loans continues to be the two commercial aircraft-related loans added to this category during the fourth quarter of 2002. These two loans are performing and current with a balance of approximately $19,800,000 at March 31, 2003, but remain in the monitored category because of continuing pressure on the airline industry overall. The amount of loans past due 30-89 days improved from $104,162,000 at December 31, 2002 to $54,899,000 at March 31, 2003.

The allowance for loan losses was $140,427,000 at March 31, 2003, representing 1.89% of total loans. The allowance for loan losses to total loans was 1.90% and 2.07%, at December 31, 2002 and March 31, 2002, respectively. Net charge-offs for the quarter ended March 31, 2003 were $1,190,000, which resulted in an annualized ratio of net charge-offs to period-end loans of .06%. The comparable figures for the quarters ended December 31 and March 31, 2002, were $2,921,000 and .16%, and $1,041,000 and .06%, respectively.

Noninterest income increased 8.7% to $37,853,000 for the first quarter 2003 from $34,839,000 for the comparable period in 2002. Excluding $815,000 in investment securities gains realized in the first quarter of 2003 in connection with an ongoing repositioning of the securities portfolio, the growth rate in noninterest income was 6.3% year-over-year. Investment and wealth management revenues increased 5.1% to $17,365,000 for the quarter ended March 31, 2003, and benefitted from the inclusion of Boyd Watterson Asset Management LLC, which affiliated with Mercantile on March 1, 2003. Mortgage banking revenues declined 24.8% due to lower volumes in commercial mortgage loan originations and the outsourcing of the retail origination business. Other income for the first quarter of 2003 reflected income from bank-owned life insurance of $429,000 and lower write-downs of investments in third-party equity funds. Such write-downs were $103,000 and $898,000 for the first quarters of 2003 and 2002, respectively.

Noninterest expenses for the quarter ended March 31, 2003, increased 5.4% to $69,781,000 from $66,191,000 for the first quarter of 2002 and were flat compared to fourth quarter 2002. The principal contributors to the year-over-year increase in expenses were salaries, due to the reorganization of the Investment and Wealth Management business, and higher incentive compensation expenses. Employee benefits expenses increased due to rising pension costs, but were offset partially by a $500,000 rebate due to favorable experience in medical claims expense. The decrease in stock-based compensation expense was due to declines in the value of the deferred compensation plan for directors, which fluctuates with the value of Mercantile’s stock.

(continued)

MERCANTILE BANKSHARES CORPORATION

The efficiency ratio, a key measure of expense management, was 46.7% for the first quarter of 2003 versus 46.2% for the comparable period in 2002. Return on average assets for the first quarter of 2003 was 1.89%, return on average tangible equity was 16.72% and the ratio of average tangible equity to average assets was 11.41%. The comparable figures for the first quarter of 2002 were 1.92%, 16.64% and 11.64%, respectively.

At March 31, 2003, total assets increased 10.3% to $11,018,621,000 and total loans increased 7.3% to $7,446,553,000 from March 31, 2002. Total deposits at March 31, 2003, increased 13.4% to $8,495,483,000 and shareholders’ equity increased 8.6% to $1,352,294,000, from a year earlier. The Corporation repurchased 5,500 shares during the first quarter of 2003 and has existing authorizations to repurchase up to 1.5 million additional shares.

Cautionary Statement

This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release, and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

Earnings Conference Call

Mercantile CEO Edward J. Kelly, III and CFO Terry Troupe will review first quarter 2003 earnings in a conference call and audio webcast on Wednesday, April 23, 2003 at 10:00 a.m. EDT.

To participate in the call, please dial 1-888-889-5345 ten minutes prior to the start of the call and ask to be connected to the Mercantile Bankshares conference call. A Webcast of the conference call will also be available on the Internet at www.mercantile.com, Investor Relations, Shareholder News.

The conference call will be available for replay until May 23, 2003 at www.mercantile.com, Investor Relations, Shareholder News.

Additional financial information is attached.

Contact:

David E. Borowy

Investor Relations

410-347-8361

David.Borowy@Mercantile.net

MERCANTILE BANKSHARES CORPORATION

CONSOLIDATED FINANCIAL SUMMARY

(In thousands, except per share data)

	For the Three Months Ended March 31,
	2003	2002	% Incr. (Decr.)
OPERATING RESULTS
Net interest income	$111,126	$107,188	3.7%
Net interest income—taxable equivalent	112,674	108,695	3.7
Provision for loan losses	3,016	3,083	(2.2)
Net income	48,986	46,175	6.1

PER COMMON SHARE DATA
Basic net income	$.71	$.66	7.6%
Diluted net income	.71	.66	7.6
Dividends paid	.30	.28	7.1
Book value at period end	19.62	17.82	10.1
Market value at period end	33.94	43.26	(21.5)
Market range:
High	40.47	45.36	(10.8)
Low	30.16	41.80	(27.8)

AVERAGE BALANCE SHEET DATA
Total loans	$7,359,645	$6,930,031	6.2%
Total earning assets	9,993,233	9,335,300	7.0
Total assets	10,524,209	9,774,987	7.7
Total deposits	8,069,338	7,239,470	11.5
Shareholders' equity	1,295,340	1,228,388	5.5

STATISTICS AND RATIOS (Net income annualized)
Return on average assets	1.89%	1.92%
Return on average equity	15.34	15.24
Return on average tangible equity	16.72	16.64
Average equity to average assets	12.31	12.57
Average tangible equity to average tangible assets	11.41	11.64
Net interest rate spread—taxable equivalent	4.11	4.06
Net interest margin on earning assets—taxable equivalent	4.57	4.72
Efficiency ratio	46.65	46.23

Bank offices	185	187	(2)
Employees	2,939	2,936	3

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$1,190	$1,041	14.3%
Nonaccrual loans	27,255	51,380	(47.0)
Renegotiated loans	—	—	—
Total nonperforming loans	27,255	51,380	(47.0)
Other real estate owned, net	194	179	8.4
Total nonperforming assets	27,449	51,559	(46.8)

CREDIT QUALITY RATIOS
Provision for loan losses (annualized) as a percent of period-end loans	.16%	.18%
Net charge-offs (annualized) as a percent of period-end loans	.06	.06
Nonperforming loans as a percent of period-end loans	.37	.74
Allowance for loan losses as a percent of period-end loans	1.89	2.07
Allowance for loan losses as a percent of nonperforming loans	515.23	279.30
Other real estate owned as a percent of period-end loans and other real estate owned	—	—
Nonperforming assets as a percent of period-end loans and other real estate owned	.37	.74

In view of the changing conditions in the national economy, the effect of actions taken by regulatory authorities and normal seasonal factors, the results for the interim period are not necessarily indicative of annual performance.

MERCANTILE BANKSHARES CORPORATION

STATEMENT OF CONSOLIDATED INCOME

(In thousands, except per share data)

	For the Three Months Ended March 31,
			Increase (Decrease)
	2003	2002	Amount	%
INTEREST INCOME
Interest and fees on loans	$110,992	$116,698	$(5,706)	(4.9)%

Interest and dividends on investment securities:
Taxable interest income	21,195	24,343	(3,148)	(12.9)
Tax-exempt interest income	467	480	(13)	(2.7)
Dividends	229	283	(54)	(19.1)
Other investment income	6,553	2,993	3,560	118.9

	28,444	28,099	345	1.2

Other interest income	726	1,665	(939)	(56.4)

Total interest income	140,162	146,462	(6,300)	(4.3)

INTEREST EXPENSE
Interest on deposits	25,129	33,134	(8,005)	(24.2)
Interest on short-term borrowings	1,545	3,312	(1,767)	(53.4)
Interest on long-term debt	2,362	2,828	(466)	(16.5)

Total interest expense	29,036	39,274	(10,238)	(26.1)

NET INTEREST INCOME	111,126	107,188	3,938	3.7
Provision for loan losses	3,016	3,083	(67)	(2.2)

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	108,110	104,105	4,005	3.8

NONINTEREST INCOME
Investment and wealth management	17,365	16,527	838	5.1
Service charges on deposit accounts	8,060	7,463	597	8.0
Mortgage banking related fees	2,388	3,174	(786)	(24.8)
Investment securities gains and (losses)	815	(2)	817	—
Other income	9,225	7,677	1,548	20.2

Total noninterest income	37,853	34,839	3,014	8.7

NONINTEREST EXPENSES
Salaries	33,638	31,646	1,992	6.3
Employee benefits	9,428	8,531	897	10.5
Stock-based compensation expense	102	403	(301)	(74.7)
Net occupancy expense of bank premises	4,096	3,905	191	4.9
Furniture and equipment expenses	6,799	6,432	367	5.7
Communications and supplies	3,436	3,256	180	5.5
Other expenses	12,282	12,018	264	2.2

Total noninterest expenses	69,781	66,191	3,590	5.4

Income before income taxes	76,182	72,753	3,429	4.7
Applicable income taxes	27,196	26,578	618	2.3

NET INCOME	$48,986	$46,175	$2,811	6.1

Weighted average shares outstanding	68,769	69,822	(1,053)	(1.5)

Adjusted weighted average shares outstanding	69,190	70,427	(1,237)	(1.8)

NET INCOME PER COMMON SHARE:
Basic	$.71	$.66	$.05	7.6

Diluted	$.71	$.66	$.05	7.6

MERCANTILE BANKSHARES CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31,
			Increase/(Decrease)
	2003	2002	Amount	%
ASSETS

Cash and due from banks	$307,404	$229,046	$78,358	34.2%
Interest-bearing deposits in other banks	358	358	—	—
Investment securities:
Available-for-sale at fair value
U.S. Treasury and government agencies	1,811,628	2,042,875	(231,247)	(11.3)
States and political subdivisions	576	666	(90)	(13.5)
Other investments	829,772	216,262	613,510	283.7
Held-to-maturity
States and political subdivisions—fair value of $41,040 (2003) and $39,847 (2002)	38,231	38,550	(319)	(0.8)
Other investments—fair value of $15,687 (2003) and $15,054 (2002)	15,687	15,054	633	4.2

Total investment securities	2,695,894	2,313,407	382,487	16.5

Federal funds sold	245,513	217,746	27,767	12.8

Loans held-for-sale	—	42,583	(42,583)	(100.0)

Loans	7,446,553	6,941,615	504,938	7.3
Less: allowance for loan losses	(140,427)	(143,505)	(3,078)	(2.1)

Loans, net	7,306,126	6,798,110	508,016	7.5

Bank premises and equipment, net	103,847	100,897	2,950	2.9
Other real estate owned, net	194	179	15	8.4
Goodwill, net	115,407	102,705	12,702	12.4
Other intangible assets, net	17,740	8,945	8,795	98.3
Other assets	226,138	174,365	51,773	29.7

Total assets	$11,018,621	$9,988,341	$1,030,280	10.3

LIABILITIES

Deposits:
Noninterest-bearing deposits	$2,121,444	$1,850,927	$270,517	14.6
Interest-bearing deposits	6,374,039	5,640,738	733,301	13.0

Total deposits	8,495,483	7,491,665	1,003,818	13.4
Short-term borrowings	768,476	849,095	(80,619)	(9.5)
Accrued expenses and other liabilities	111,792	132,838	(21,046)	(15.8)
Long-term debt	290,576	269,201	21,375	7.9

Total liabilities	9,666,327	8,742,799	923,528	10.6

SHAREHOLDERS' EQUITY

Preferred stock, no par value; authorized 2,000,000 shares; issued and outstanding— None
Common stock, $2 par value; authorized 130,000,000 shares	137,839	139,782	(1,943)	(1.4)
Capital surplus	124,029	162,721	(38,692)	(23.8)
Retained earnings	1,038,143	931,147	106,996	11.5
Accumulated other comprehensive income (loss)	52,283	11,892	40,391	339.6

Total shareholders' equity	1,352,294	1,245,542	106,752	8.6

Total liabilities and shareholders' equity	$11,018,621	$9,988,341	$1,030,280	10.3

Actual shares outstanding	68,919	69,891	(972)	(1.4)

Book value per common share	$19.62	$17.82	$1.80	10.1

MERCANTILE BANKSHARES CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS

(In thousands)

	For the Three Months Ended March 31,
	2003		2002
Earning assets Loans:	Average Balance	Yield*/ Rate	Average Balance	Yield*/ Rate
Commercial	$4,449,636	6.02%	$4,204,530	6.72%
Construction	823,547	5.61	670,636	6.32
Residential real estate	1,077,721	6.89	1,071,028	7.56
Consumer	1,008,741	6.61	983,837	7.34

Total loans	7,359,645	6.18	6,930,031	6.90

Federal funds sold, et al	56,500	5.19	120,257	5.60

Securities:**
Taxable securities
U.S. Treasury securities	1,241,058	4.26	1,515,836	4.80
U.S. Agency securities	686,987	4.82	502,687	5.17
Other stocks and bonds	609,891	4.53	227,092	5.91
Tax-exempt securities
States and political subdivisions	38,794	8.07	39,040	8.24

Total securities	2,576,730	4.53	2,284,655	5.05

Interest-bearing deposits in other banks	358	3.89	357	4.59

Total earning assets	9,993,233	5.75	9,335,300	6.43
Cash and due from banks	225,975		215,065
Bank premises and equipment, net	103,706		101,520
Other assets	341,538		266,286
Less: allowance for loan losses	(140,243)		(143,184)

Total assets	$10,524,209		$9,774,987

Interest-bearing liabilities
Deposits:
Savings	$1,029,033.54		$909,849.97
Checking plus interest accounts	953,243.24		834,903.36
Money market	1,185,071.90		1,003,517	1.45
Time deposits $100,000 and over	1,223,688	2.64	1,000,156	3.67
Other time deposits	1,716,941	2.98	1,783,770	4.00

Total interest-bearing deposits	6,107,976	1.67	5,532,195	2.43

Short-term borrowings	779,200.80		909,217	1.48
Long-term debt	275,838	3.47	283,333	4.05

Total interest-bearing funds	7,163,014	1.64	6,724,745	2.37

Noninterest-bearing deposits	1,961,362		1,707,275
Other liabilities and accrued expenses	104,493		114,579

Total liabilities	9,228,869		8,546,599
Shareholders' equity	1,295,340		1,228,388

Total liabilities & shareholders' equity	$10,524,209		$9,774,987

Net interest rate spread		4.11%		4.06%
Effect of noninterest-bearing funds		.46		.66

Net interest margin on earning assets		4.57%		4.72%

*    Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.

**  Balances reported at amortized cost; excludes pretax unrealized gains (losses) on securities available-for-sale.

MERCANTILE BANKSHARES CORPORATION

SUPPLEMENTAL LOAN INFORMATION BY QUARTER

(In thousands)

	1Q 03	4Q 02	1Q 02
PERIOD-END LOANS BY TYPE
Commercial, Industrial and Agricultural Loans	$2,295,443	$2,300,956	$2,196,212
Commercial and Agricultural Real Estate Loans	2,107,887	2,016,307	1,859,148
Construction and Land Development Loans	850,420	810,985	677,274
1-4 Family Residential Loans (Excludes H/E Lines)	1,087,207	1,066,694	1,088,752
Consumer Loans (Excludes H/E Lines)	764,673	775,673	779,848
Home Equity Lines	246,964	239,232	201,725
Lease financing	93,959	102,180	138,656

TOTAL LOANS AT END OF PERIOD	$7,446,553	$7,312,027	$6,941,615

NONPERFORMING LOANS BY TYPE
Commercial, Industrial and Agricultural Loans	$15,260	$15,938	$25,571
Commercial and Agricultural Real Estate Loans	4,733	9,322	11,228
Construction and Land Development Loans	1,383	1,365	1,913
1-4 Family Residential Loans (Excludes H/E Lines)	2,967	2,479	2,982
Consumer Loans (Excludes H/E Lines)	200	156	205
Home Equity Lines	34	105	78
Lease financing	2,678	4,006	9,403

TOTAL NONPERFORMING LOANS AT END OF PERIOD	$27,255	$33,371	$51,380

LOANS PAST DUE 30-89 DAYS BY TYPE
Commercial, Industrial and Agricultural Loans	$17,390	$53,590	$48,846
Commercial and Agricultural Real Estate Loans	10,727	13,921	36,696
Construction and Land Development Loans	788	7,322	6,651
1-4 Family Residential Loans (Excludes H/E Lines)	17,364	17,972	17,816
Consumer Loans (Excludes H/E Lines)	4,399	5,592	5,902
Home Equity Lines	882	956	1,662
Lease financing	3,349	4,809	2,516

TOTAL LOANS PAST DUE 30-89 DAYS	$54,899	$104,162	$120,089

CHARGE-OFFS BY LOAN TYPE
Commercial, Industrial and Agricultural Loans	$106	$2,297	$661
Commercial and Agricultural Real Estate Loans	341	45	169
Construction and Land Development Loans	—	—	—
1-4 Family Residential Loans (Excludes H/E Lines)	—	134	34
Consumer Loans (Excludes H/E Lines)	832	1,042	748
Home Equity Lines	19	30	—
Lease financing	641	—	—

TOTAL CHARGE-OFFS	$1,939	$3,548	$1,612

RECOVERIES BY LOAN TYPE
Commercial, Industrial and Agricultural Loans	$204	$166	$98
Commercial and Agricultural Real Estate Loans	18	6	35
Construction and Land Development Loans	135	78	6
1-4 Family Residential Loans (Excludes H/E Lines)	4	51	26
Consumer Loans (Excludes H/E Lines)	355	325	405
Home Equity Lines	33	1	1
Lease financing	—	—	—

TOTAL RECOVERIES	$749	$627	$571

MERCANTILE BANKSHARES CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER

	1Q 03	4Q 02	1Q 02
INVESTMENT AND WEALTH MANAGEMENT ASSET DATA (End of Period)	(Dollars in millions)
Personal
Assets with Investment Responsibility	$7,110	$6,829	$7,782
Assets with no Investment Responsibility	2,043	2,134	2,688

Total Personal	9,153	8,963	10,470

Institutional
Assets with Investment Responsibility	11,827	8,495	6,790
Assets with no Investment Responsibility	18,015	18,335	20,885

Total Institutional	29,842	26,830	27,675

Mutual Funds Not Included Above	112	236

Personal & Institutional Combined
Assets with Investment Responsibility	19,049	15,560	14,572
Assets with no Investment Responsibility	20,058	20,469	23,573

Total Assets Under Administration	$39,107	$36,029	$38,145

OTHER INTANGIBLE ASSETS INFORMATION	(Dollars in thousands)
EOP Deposit Intangibles, Net	$6,899	$7,265	$8,499
EOP Mortgage Servicing Rights, Net	201	261	423
EOP Other Intangible Assets, Net	10,640	4	23

EOP Total Other Intangible Assets, Net	$17,740	$7,530	$8,945

Amortization of Deposit Intangibles	$366	$366	$448
Amortization of Mortgage Servicing Rights	60	39	59
Amortization of Other Intangible Assets	134	6	6

Total Amortization of Other Intangible Assets	$560	$411	$513

PRINCIPAL BALANCE OF LOANS SERVICED FOR OTHERS	(Dollars in thousands)
EOP 1-4 Family Residential Mortgages (owned)	$228,151	$236,509	$315,442
EOP Commercial Mortgages (owned)	1,766,276	1,712,700	1,652,498
EOP Commercial Mortgages (not owned)	3,798,155	3,765,658	3,696,322

EOP Total Principal Balance of Loans Serviced For Others	$5,792,582	$5,714,867	$5,664,262